Putnam
Mid Cap
Value Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when ratings agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 18 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

 * For the annual period ended April 30, 2005, Putnam Mid Cap Value Fund's class A shares had a total return of 12.31% without sales charges.

 * The fund's benchmark, the Russell Midcap Value Index, returned 20.30% for the same period.

 * The average return for the fund's Lipper category, Mid-Cap Value Funds, was 11.37%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund had strong absolute performance for the 12-month period, outperforming its Lipper category average, but underperforming its benchmark index, based on results at net asset value (NAV, or without sales charges). Several factors contributed to the fund's underperformance of its benchmark. One was our underweight position in the energy sector, which soared as oil prices skyrocketed. Despite solid performance from the individual energy stocks in the portfolio, the fund was unable to make up for the overall underweight. A second factor was the fund's underweight position in REITs (real estate investment trusts). At the beginning of the period, these types of stocks were generally not performing well, which we attributed to investor fears that interest rates would rise sharply over the coming months. When these concerns proved to be overblown, demand for REITs strengthened substantially. The resulting price appreciation in these securities boosted results for the benchmark index (which had significant exposure to these stocks). The fund also participated in this appreciation, but not to the same extent, given its smaller weighting. Your fund's strength relative to the average for its Lipper peer group is attributable to standout performance from individual stocks held in the portfolio.

------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
------------------------------------------------------
Class A
(inception 11/1/99)           NAV            POP
------------------------------------------------------
1 year                        12.31%         6.45%
------------------------------------------------------
5 years                       80.05         70.63
Annual average                12.48         11.28
------------------------------------------------------
Life of fund                  96.93         86.61
Annual average                13.11         12.00
------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market's mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.


Market overview

For your fund's fiscal year, U.S. stocks delivered only modest returns in what was a volatile time for financial markets. In the first half of the period, the backdrop for stocks was generally favorable: the economy continued to expand, job creation was uneven but improving, and corporate profits were generally solid. These positive trends were offset, however, by worries over rising interest rates and soaring energy prices. After rallying in response to favorable economic data in the spring, stocks fell sharply from July to mid-August, responding to a dramatic rise in oil prices, a series of destabilizing events in Iraq, and a series of increases by the Federal Reserve Board (the Fed) that underscored its shift to a tightening stance.

A mid-year pause in economic growth kept stock prices in a trading range for several months. The resolution of the U.S. presidential election was a positive catalyst for the market. Stocks tallied strong returns during the final months of 2004, resulting in major stock market indexes posting gains for the second consecutive calendar year. In the first three months of 2005, U.S. equity markets saw a determined rally between two downturns, as high energy prices and interest-rate increases dampened the prospects for equities. For the fiscal year, mid-cap stocks handily outperformed other capitalizations and value outperformed growth in terms of style.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/05
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Russell Midcap Value Index (midsize-company value stocks)              20.30%
------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             7.05%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               4.71%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.34%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.26%
------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   5.51%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)   6.83%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/05.
------------------------------------------------------------------------------


Strategy overview

Our investment approach is to seek stocks of companies that we believe have well-defined objectives and strategies for improving shareholder value, as well as management teams that appear able to execute those strategies successfully. We target mid-cap stocks with valuations that we consider reasonable in light of our estimate of the company's one- to two-year growth prospects.

Throughout the fiscal year, we sought to take advantage of attractive value opportunities throughout all market sectors. We focused on selecting stocks through bottom-up analysis -- identifying companies with strong fundamentals relative to their prices.

The top contributor to relative returns for the fiscal year was the basic materials sector while the financial sector proved to be the greatest detractor. Though the fund's overall weighting in financials was comparable to that of the benchmark index, the positive results were overshadowed by the fund's underweight exposure to REITs (real estate investment trusts). Other constraints on performance included an underweight to the soaring energy sector and a greater-than-benchmark exposure to lagging smaller-cap stocks, which had a negative impact on the fund during the first part of the fiscal year.

Several of the fund's holdings had strong performance and we sold or trimmed positions to lock in profits. We used the proceeds from these sales to purchase stocks that we considered attractive value opportunities, and that we believe will prove their worth over time.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                           as of 10/31/04   as of 4/30/05

Banking                        9.6%             8.4%

Health care services           8.3%             7.8%

Oil and gas                    5.5%             6.9%

Electronics                    4.1%             6.6%

Electric utilities             7.1%             5.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among your fund's top contributors to performance, and the fund's largest holding, was AmeriCredit, a sub-prime auto lender. Although the company was on the verge of bankruptcy a few years ago, management took appropriate steps to regroup, including slowing down growth in order to preserve the balance sheet. We believe that the company's growth and earnings potential are not reflected in its current valuation.

Varco (now National Oilwell Varco following a recent merger), a manufacturer and distributor of equipment used by oil and gas drillers, was a positive contributor to returns. As drilling initiatives have increased, so have the company's revenues. We believe the merger was an advantageous one, creating a combined company with expanded resources and strong business potential. EOG Resources, one of the world's largest independent oil and natural gas exploration and production companies with global reserves, was also a successful holding. As energy prices continue to rise, the company is delivering higher volumes of oil and natural gas than many anticipated. It also has drilling prospects that, if successful, could, in our opinion, offer further value to shareholders.

Although your fund's primary focus is on mid-capitalization value stocks, early in the fiscal year we had a temporary bias toward smaller-capitalization stocks. One of these holdings, Par Pharmaceutical, which develops, manufactures, and markets generic drugs, suffered from short-term fundamental difficulties. A lack of branded drugs moving into generic space has hurt the industry over the past several quarters, leading to greater pricing competition for existing generic products. Though this trough has lasted longer than we anticipated, we believe that the firm offers solid long-term prospects and we are maintaining our position in this holding despite recent underperformance. Similarly, Callaway Golf, a leading manufacturer of golf equipment, has also experienced recent fundamental difficulties. We do not have the conviction, however, that the company will see similar gains over the long term and we have liquidated our position in this stock.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 4/30/05)

 1 AmeriCredit Corp. (3.1%)
   Consumer finance

 2 AmerisourceBergen Corp. (2.8%)
   Heath care

 3 National-Oilwell, Inc. (2.4%)
   Energy

 4 Providian Financial Corp. (2.1%)
   Consumer finance

 5 Great Lakes Chemical Corp. (2.1%)
   Chemicals

 6 Textron, Inc. (1.7%)
   Conglomerates

 7 EOG Resources, Inc. (1.7%)
   Oil and gas

 8 Eastman Kodak Co. (1.7%)
   Consumer

 9 Newfield Exploration Co. (1.7%)
   Oil and gas

10 American Power Conversion Corp. (1.6%)
   Electronics

Footnote reads:
The fund's holdings will change over time.


Following its leading contribution in the first half of the fund's fiscal year, our position in Eastman Kodak disappointed in the second half of the period. This company is undergoing a massive transition as it seeks to decrease its exposure to the traditional film business in order to increase its presence in the digital world. There is skepticism in the marketplace as to whether Kodak can execute this transition, which we believe presents a compelling opportunity. We are keeping a close eye on this stock and have used price weakness to add to our position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our market strategists believe that ongoing Fed tightening and pressure to cut the federal budget deficit is likely to define the market environment going forward and they anticipate only modest single-digit average gains in the broad market indices. Relative winners will likely be the companies with well-articulated business models, organizational transparency, cash operating earnings, the ability to pay dividends, and reasonably valued shares. Such characteristics should help to distinguish market outperformers across sectors, market-capitalization tiers, and styles.

The fund is positioned neutrally for this anticipated slow-growth environment and we continue to seek fundamentally attractive opportunities in companies where we see internal changes or undervalued stocks. The financial sector continues to constitute the largest weighting in the fund. Here, we are focusing on small local and regional banks, specialized insurance, and consumer finance companies. The fund continues to have limited exposure to REITs, despite their large presence in the benchmark index, since we do not currently see attractive valuation opportunities in this sector.

We believe the health-care sector offers opportunities, especially health-care services and generic pharmaceutical stocks. The fund's positions in this sector have been some of its most profitable investments in the recent past. With the recent decline in technology stocks and our strategy of buying on price weakness, the technology sector also remains a focus for the fund. Within that sector, the fund has exposure in electronics, technology services, and computers.

Energy also remains an area of emphasis, and we continue to focus on companies that are exposed to the transportation of oil and gas. We have moved away from utility stocks. Weak balance sheets, challenging debt repayment schedules, high energy costs, and uncertain regulatory outcomes make the operating performance of many companies highly volatile. We believe there are more attractive opportunities in other companies and sectors within the marketplace.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are Portfolio Leaders and Frederick Copper is a Portfolio Member of the fund. The Portfolio Leaders and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.
Fund ownership

The table below shows how much the fund's current Portfolio Leaders and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005 and April 30, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADERS AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
James Polk          2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                           *
-------------------------------------------------------------------------------------------------------------
Edward Shadek       2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                     *
-------------------------------------------------------------------------------------------------------------
Frederick Copper    2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,300,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Small Cap Value Fund.

Frederick Copper is also a Portfolio Member of Putnam International Growth and Income Fund.

James Polk, Edward Shadek, and Frederick Copper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leaders and Portfolio Member

Your fund's Portfolio Leaders and Portfolio Member did not change during the year ended April 30, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005 and April 30, 2004.



PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                2004      *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                           *
------------------------------------------------------------------------------------------------
President and CEO                  2004                           *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005                           *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004               *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005                                        *
------------------------------------------------------------------------------------------------
Chief of Operations                2004                                        *
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005                                        *
------------------------------------------------------------------------------------------------
General Counsel                    2004      *
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005                                                     *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004                                                     *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005                                                     *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.



Performance summary

This section shows your fund's performance during its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)             (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)         (4/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    12.31%      6.45%     11.47%      6.47%     11.47%     10.47%     11.74%      7.84%     12.06%
--------------------------------------------------------------------------------------------------------------------------
5 years                   80.05      70.63      73.55      71.55      73.49      73.49      75.69      69.48      77.90
Annual average            12.48      11.28      11.66      11.40      11.65      11.65      11.93      11.13      12.21
--------------------------------------------------------------------------------------------------------------------------
Life of fund              96.93      86.61      89.06      88.06      88.99      88.99      91.65      84.95      94.44
Annual average            13.11      12.00      12.27      12.16      12.26      12.26      12.55      11.82      12.84
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
------------------------------------------------------------------------------
                                                             Lipper Mid-Cap
                                           Russell Midcap    Value Funds
                                           Value Index       category average*
------------------------------------------------------------------------------
1 year                                     20.30%            11.37%
------------------------------------------------------------------------------
5 years                                    82.08             71.31
Annual average                             12.73             11.12
------------------------------------------------------------------------------
Life of fund                               86.12             87.85
Annual average                             11.95             11.92
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 4/30/05, there were 235, 100 and 97 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
($9,475 after sales charge)

Cumulative total return, 11/1/99 to 4/30/05

             Fund's class A shares     Russell Midcap
             at POP                    Value Index

11/1/99        9,425                    10,000
12/31/99       9,988                    10,080
6/30/00       10,155                    10,010
12/31/00      12,798                    12,013
6/30/01       14,034                    12,405
12/31/01      14,889                    12,292
6/30/02       14,409                    12,643
12/31/02      12,488                    11,107
6/30/03       13,792                    12,563
12/31/03      16,629                    15,334
6/30/04       17,385                    16,434
12/31/04      19,320                    18,970
4/30/05      $18,661                   $18,612

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $18,906 ($18,806 with the contingent deferred sales charge). A $10,000 investment in the fund's class C shares would have been valued at $18,899 and no contingent deferred sales charge would apply. A $10,000 investment in the fund's class M shares would have been valued at $19,165 ($18,495 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $19,444. See first page of performance section for performance calculation method.


--------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/05
--------------------------------------------------------------------------------------
                            Class A      Class B      Class C      Class M     Class R
--------------------------------------------------------------------------------------
Distributions (number)          1            1            1            1           1
--------------------------------------------------------------------------------------
Income                       $0.001          --           --           --       $0.007
--------------------------------------------------------------------------------------
Capital gains                   --           --           --           --          --
--------------------------------------------------------------------------------------
Long term                    $0.192       $0.192       $0.192       $0.192      $0.192
--------------------------------------------------------------------------------------
Total                        $0.193       $0.192       $0.192       $0.192      $0.199
--------------------------------------------------------------------------------------
Share value:               NAV     POP      NAV          NAV      NAV     POP     NAV
--------------------------------------------------------------------------------------
4/30/04                 $12.53  $13.22   $12.39       $12.39   $12.44  $12.89  $12.50
--------------------------------------------------------------------------------------
4/30/05                  13.88   14.65    13.62        13.62    13.71   14.17*  13.81
--------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005




--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)             (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)         (4/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    13.66%      7.73%     12.86%      7.86%     12.86%     11.86%     13.12%      9.20%     13.43%
--------------------------------------------------------------------------------------------------------------------------
5 years                   93.60      83.35      86.71      84.71      86.65      86.65      88.99      82.28      91.28
Annual average            14.12      12.89      13.30      13.06      13.29      13.29      13.58      12.76      13.85
--------------------------------------------------------------------------------------------------------------------------
Life of fund             104.88      94.14      96.83      95.83      96.76      96.76      99.48      92.50     102.33
Annual average            14.14      13.02      13.30      13.20      13.30      13.30      13.58      12.84      13.88
--------------------------------------------------------------------------------------------------------------------------



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



-----------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
-----------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------------
Expenses paid per $1,000*         $6.55     $10.37     $10.37      $9.10      $7.83
-----------------------------------------------------------------------------------
Ending value (after expenses) $1,063.70  $1,059.90  $1,059.90  $1,061.10  $1,062.80
-----------------------------------------------------------------------------------


* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 11/1/04  [DIV]  $1,000   x   per $1,000              =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $6.55 (see table above) =  $65.50
------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.



-----------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
-----------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------------
Expenses paid per $1,000*         $6.41     $10.14     $10.14      $8.90      $7.65
-----------------------------------------------------------------------------------
Ending value (after expenses) $1,018.45  $1,014.73  $1,014.73  $1,015.97  $1,017.21
-----------------------------------------------------------------------------------


* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                                 Class A  Class B  Class C  Class M  Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                   1.28%    2.03%    2.03%    1.78%    1.53%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++    1.39%    2.14%    2.14%    1.89%    1.64%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                             2005       2004       2003       2002      2001
------------------------------------------------------------------------------
Putnam Mid Cap
Value Fund                   89%        84%        45%        53%       108%
------------------------------------------------------------------------------
Lipper Mid-Cap Value
Funds category average       68%        68%        77%       109%       106%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 3/31/05.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.77

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, including the fund's portfolio, as of April 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Boston, Massachusetts
June 9, 2005


The fund's portfolio
April 30, 2005

Common stocks (99.6%) (a)
Number of shares                                                          Value

Banking (8.4%)
-------------------------------------------------------------------------------
       158,600 City National Corp.                                  $11,181,300
       165,900 Comerica, Inc.                                         9,499,434
       242,200 Compass Bancshares, Inc.                              10,419,444
       234,100 Cullen/Frost Bankers, Inc.                            10,141,212
       180,670 Marshall & Ilsley Corp.                                7,703,769
       285,420 Synovus Financial Corp. (S)                            8,000,323
       144,170 Zions Bancorp.                                        10,096,225
                                                                 --------------
                                                                     67,041,707

Beverage (1.4%)
-------------------------------------------------------------------------------
       180,800 Molson Coors Brewing Co. Class B                      11,164,400

Broadcasting (0.5%)
-------------------------------------------------------------------------------
       444,300 UnitedGlobalCom, Inc. Class A (NON)                    3,976,485

Building Materials (1.0%)
-------------------------------------------------------------------------------
       154,170 Vulcan Materials Co.                                   8,177,177

Chemicals (4.3%)
-------------------------------------------------------------------------------
       539,800 Great Lakes Chemical Corp.                            16,755,392
       415,500 Lyondell Chemical Co.                                 10,424,895
       166,400 Rohm & Haas Co. (S)                                    7,265,024
                                                                 --------------
                                                                     34,445,311

Coal (0.7%)
-------------------------------------------------------------------------------
       126,800 CONSOL Energy, Inc. (S)                                5,482,832

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------
        88,700 CDW Corp.                                              4,851,003

Computers (1.1%)
-------------------------------------------------------------------------------
       146,900 Logitech International SA ADR
               (Switzerland) (NON)                                    8,512,855

Conglomerates (1.7%)
-------------------------------------------------------------------------------
       182,590 Textron, Inc.                                         13,758,157

Consumer (1.7%)
-------------------------------------------------------------------------------
       532,300 Eastman Kodak Co. (S)                                 13,307,500

Consumer Finance (5.3%)
-------------------------------------------------------------------------------
     1,063,900 AmeriCredit Corp. (NON)                               24,895,260
     1,019,400 Providian Financial Corp. (NON)                       16,993,398
                                                                 --------------
                                                                     41,888,658

Consumer Goods (0.9%)
-------------------------------------------------------------------------------
       167,360 Alberto-Culver Co.                                     7,447,520

Containers (1.5%)
-------------------------------------------------------------------------------
       180,400 Ball Corp.                                             7,125,800
       199,800 Owens-Illinois, Inc. (NON)                             4,899,096
                                                                 --------------
                                                                     12,024,896

Distributors (1.5%)
-------------------------------------------------------------------------------
       454,600 Hughes Supply, Inc.                                   11,865,060

Electric Utilities (5.9%)
-------------------------------------------------------------------------------
       115,600 Ameren Corp. (S)                                       5,976,520
       191,100 Edison International                                   6,936,930
       236,900 Energy East Corp.                                      6,164,138
       278,200 FPL Group, Inc.                                       11,356,124
        78,380 Progress Energy, Inc. (S)                              3,291,176
        49,100 TXU Corp.                                              4,212,289
       243,000 Wisconsin Energy Corp.                                 8,568,180
                                                                 --------------
                                                                     46,505,357

Electronics (6.6%)
-------------------------------------------------------------------------------
       537,400 American Power Conversion Corp.                       13,037,324
       259,300 Amphenol Corp. Class A                                10,226,792
     3,491,900 Atmel Corp. (NON)                                      8,066,289
       367,500 Jabil Circuit, Inc. (NON) (S)                         10,143,000
       522,450 MEMC Electronic Materials, Inc.
               (NON)                                                  6,128,339
        91,000 W.W. Grainger, Inc.                                    5,031,390
                                                                 --------------
                                                                     52,633,134

Energy (3.2%)
-------------------------------------------------------------------------------
       179,595 GlobalSantaFe Corp.                                    6,034,392
       477,200 National-Oilwell, Inc. (NON)                          18,963,928
                                                                 --------------
                                                                     24,998,320

Financial (1.6%)
-------------------------------------------------------------------------------
       309,300 CIT Group, Inc.                                       12,458,604

Food (1.2%)
-------------------------------------------------------------------------------
       310,200 Smithfield Foods, Inc. (NON) (S)                       9,386,652

Forest Products and Packaging (1.3%)
-------------------------------------------------------------------------------
       430,600 Louisiana-Pacific Corp.                               10,592,760

Health Care Services (7.8%)
-------------------------------------------------------------------------------
       369,600 AmerisourceBergen Corp.                               22,649,088
       174,400 Laboratory Corp. of America Holdings
               (NON)                                                  8,632,800
       263,100 Lincare Holdings, Inc. (NON) (S)                      11,229,108
       374,000 Omnicare, Inc.                                        12,966,580
       121,900 Triad Hospitals, Inc. (NON)                            6,247,375
                                                                 --------------
                                                                     61,724,951

Homebuilding (0.8%)
-------------------------------------------------------------------------------
       129,900 Lennar Corp.                                           6,685,953

Household Furniture and Appliances (1.2%)
-------------------------------------------------------------------------------
       151,600 Whirlpool Corp.                                        9,408,296

Insurance (3.4%)
-------------------------------------------------------------------------------
       141,900 Fremont General Corp.                                  3,077,811
       112,400 Loews Corp.                                            7,966,912
       113,610 Mercury General Corp.                                  6,005,425
        48,100 Stancorp Financial Group                               3,680,612
        89,700 XL Capital, Ltd. Class A (Bermuda)                     6,305,910
                                                                 --------------
                                                                     27,036,670

Investment Banking/Brokerage (3.1%)
-------------------------------------------------------------------------------
        35,900 Bear Stearns Cos., Inc. (The)                          3,398,294
       187,400 Federated Investors, Inc. (S)                          5,331,530
       205,800 IndyMac Bancorp, Inc.                                  7,919,184
       243,800 Nuveen Investments, Inc. Class A (S)                   8,286,762
                                                                 --------------
                                                                     24,935,770

Leisure (1.3%)
-------------------------------------------------------------------------------
       254,300 Brunswick Corp.                                       10,680,600

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------
        65,240 Marriott International, Inc. Class A                   4,093,810

Machinery (1.7%)
-------------------------------------------------------------------------------
       154,900 Parker-Hannifin Corp.                                  9,284,706
       119,300 Terex Corp. (NON)                                      4,459,434
                                                                 --------------
                                                                     13,744,140

Manufacturing (2.0%)
-------------------------------------------------------------------------------
       147,200 Hillenbrand Industries, Inc.                           8,128,384
       103,800 Ingersoll-Rand Co. Class A (Bermuda)                   7,979,106
                                                                 --------------
                                                                     16,107,490

Medical Technology (1.1%)
-------------------------------------------------------------------------------
       397,600 Cytyc Corp. (NON)                                      8,472,856

Metals (0.6%)
-------------------------------------------------------------------------------
       113,000 United States Steel Corp. (S)                          4,831,880

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
       131,800 National Fuel Gas Co.                                  3,588,914

Oil & Gas (6.9%)
-------------------------------------------------------------------------------
        75,600 Amerada Hess Corp.                                     7,079,940
       289,000 EOG Resources, Inc.                                   13,741,950
        84,500 Marathon Oil Corp.                                     3,935,165
       187,250 Newfield Exploration Co. (NON)                        13,300,368
       152,100 Questar Corp.                                          8,882,640
       238,900 Western Gas Resources, Inc. (S)                        7,981,649
                                                                 --------------
                                                                     54,921,712

Pharmaceuticals (1.8%)
-------------------------------------------------------------------------------
       331,800 Andrx Group (NON)                                      6,606,138
       267,894 Par Pharmaceutical Cos., Inc. (NON) (S)                8,044,857
                                                                 --------------
                                                                     14,650,995

Power Producers (0.6%)
-------------------------------------------------------------------------------
       275,200 AES Corp. (The) (NON)                                  4,425,216

Real Estate (3.5%)
-------------------------------------------------------------------------------
        98,600 Archstone-Smith Operating Trust (R)                    3,546,642
       232,900 Capital Automotive (R)                                 7,913,942
        77,500 CBL & Associates Properties (R)                        5,996,175
       260,400 General Growth Properties, Inc. (R)                   10,184,244
                                                                 --------------
                                                                     27,641,003

Restaurants (0.4%)
-------------------------------------------------------------------------------
       110,500 Darden Restaurants, Inc.                               3,315,000

Retail (4.3%)
-------------------------------------------------------------------------------
       275,700 Claire's Stores, Inc.                                  6,015,773
       279,600 Foot Locker, Inc.                                      7,454,135
     1,957,000 Rite Aid Corp. (NON)                                   7,103,909
       281,300 Ross Stores, Inc.                                      7,516,336
       187,600 Supervalu, Inc.                                        5,920,656
                                                                 --------------
                                                                     34,010,809

Shipping (1.2%)
-------------------------------------------------------------------------------
       223,980 CNF Transportation, Inc.                               9,575,145

Technology Services (2.2%)
-------------------------------------------------------------------------------
       129,100 Global Payments, Inc.                                  8,360,516
       543,400 Ingram Micro, Inc. Class A (NON)                       9,053,044
                                                                 --------------
                                                                     17,413,560

Telecommunications (0.8%)
-------------------------------------------------------------------------------
       702,800 Earthlink, Inc. (NON)                                  6,451,704

Toys (1.0%)
-------------------------------------------------------------------------------
       423,500 Mattel, Inc.                                           7,644,175

Trucks & Parts (0.9%)
-------------------------------------------------------------------------------
       169,800 Autoliv, Inc. (Sweden)                                 7,513,650

Waste Management (1.6%)
-------------------------------------------------------------------------------
     1,088,800 Allied Waste Industries, Inc. (NON)                    8,699,512
       117,200 Republic Services, Inc.                                4,055,120
                                                                 --------------
                                                                     12,754,632
                                                                 --------------
               Total Common stocks
               (cost $708,870,726)                                 $792,147,319

Short-term investments (6.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $35,123,582 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.80% to 3.15% and due dates ranging
               from May 2, 2005 to June 24, 2005 (d)                $35,111,205
    13,739,376 Putnam Prime Money Market Fund (e)                    13,739,376
                                                                 --------------
               Total Short-term investments
               (cost $48,850,581)                                   $48,850,581
-------------------------------------------------------------------------------
               Total Investments
               (cost $757,721,307)                                 $840,997,900
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $795,419,469.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at April 30, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $33,861,089 of securities on loan (Note 1)
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $743,981,931)              $827,258,524
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $13,739,376) (Note 5)          13,739,376
-------------------------------------------------------------------------------
Cash                                                                  187,289
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             304,133
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,308,267
-------------------------------------------------------------------------------
Receivable for securities sold                                      5,391,974
-------------------------------------------------------------------------------
Total assets                                                      848,189,563

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   14,206,766
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,337,826
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,316,443
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            214,887
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 34,946
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,563
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                348,768
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 35,111,205
-------------------------------------------------------------------------------
Other accrued expenses                                                197,690
-------------------------------------------------------------------------------
Total liabilities                                                  52,770,094
-------------------------------------------------------------------------------
Net assets                                                       $795,419,469

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $663,433,089
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)              48,709,787
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         83,276,593
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $795,419,469

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($455,114,680 divided by 32,786,562 shares)                            $13.88
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $13.88)*                $14.65
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($259,428,558 divided by 19,050,908 shares)**                          $13.62
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($30,903,329 divided by 2,268,513 shares)**                            $13.62
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,306,129 divided by 970,356 shares)                                $13.71
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.71)*                $14.17
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($344,857 divided by 24,975 shares)                      $13.81
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($36,321,916 divided by 2,612,284 shares)                $13.90
-------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended April 30, 2005

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,098)                          $10,931,836
-------------------------------------------------------------------------------
Interest (including interest of $181,449 from investments in
affiliated issuers) (Note 5)                                          184,874
-------------------------------------------------------------------------------
Securities lending                                                     55,855
-------------------------------------------------------------------------------
Other income (Note 6)                                                  78,923
-------------------------------------------------------------------------------
Total investment income                                            11,251,488

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,061,548
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,272,122
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               147,039
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             29,549
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       30,045
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,040,733
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,688,949
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 309,202
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  98,631
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     858
-------------------------------------------------------------------------------
Other                                                                 433,010
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    28,586
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (28,586)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (16,320)
-------------------------------------------------------------------------------
Total expenses                                                     12,095,366
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (278,078)
-------------------------------------------------------------------------------
Net expenses                                                       11,817,288
-------------------------------------------------------------------------------
Net investment loss                                                  (565,800)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   76,087,149
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          7,601,083
-------------------------------------------------------------------------------
Net gain on investments                                            83,688,232
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $83,122,432
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended April 30
Increase in net assets                                  2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                       $(565,800)        $962,823
-------------------------------------------------------------------------------
Net realized gain on investments                  76,087,149       47,809,998
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         7,601,083      121,658,640
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        83,122,432      170,431,461
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                              (30,808)        (395,665)
-------------------------------------------------------------------------------
Class R                                                  (91)              (5)
-------------------------------------------------------------------------------
Class Y                                              (71,198)         (61,521)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                           (5,915,098)              --
-------------------------------------------------------------------------------
Class B                                           (3,818,985)              --
-------------------------------------------------------------------------------
Class C                                             (447,509)              --
-------------------------------------------------------------------------------
Class M                                             (189,746)              --
-------------------------------------------------------------------------------
Class R                                               (2,491)              --
-------------------------------------------------------------------------------
Class Y                                             (427,188)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               3,185               --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                              6,045,300      (26,136,228)
-------------------------------------------------------------------------------
Total increase in net assets                      78,267,803      143,838,042

Net assets
-------------------------------------------------------------------------------
Beginning of year                                717,151,666      573,313,624
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $-- and $281,553,
respectively)                                   $795,419,469     $717,151,666
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------


Per-share                                                            Year ended April 30
operating performance                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.53           $9.67          $12.00          $10.71           $9.24
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .03 (d)(e)      .05             .05             .05             .10 (g)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   1.51            2.82           (2.17)           1.37            2.69
------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.54            2.87           (2.12)           1.42            2.79
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                     -- (f)        (.01)           (.06)           (.08)           (.11)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               (.19)             --            (.15)           (.05)          (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.19)           (.01)           (.21)           (.13)          (1.32)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $13.88          $12.53           $9.67          $12.00          $10.71
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      12.31           29.72          (17.67)          13.40           32.38
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $455,115        $378,117        $293,124        $298,662         $55,220
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.30 (d)        1.28            1.28            1.24            1.08 (g)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     .21 (d)(e)      .46             .54             .38            1.29 (g)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      88.96           83.90           44.93           52.73          108.14
------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended April 30, 2005, reflect a reduction of less than 0.01%, based on average net assets per class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.55% based on average net assets per class A share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                           period
                                                                                                   Jan. 16, 2001+
Per-share                                              Year ended April 30                            to April 30
operating performance                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.39           $9.62          $11.96          $10.70          $10.03
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             (.07)(d)(e)     (.03)           (.02)           (.04)             -- (f)(g)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   1.49            2.80           (2.17)           1.37             .69
------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.42            2.77           (2.19)           1.33             .69
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                     --              --              -- (f)        (.02)           (.02)
------------------------------------------------------------------------------------------------------------------
From net realized gain on investments        (.19)             --            (.15)           (.05)             --
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.19)             --            (.15)           (.07)           (.02)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value,end of period              $13.62          $12.39           $9.62          $11.96          $10.70
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      11.47           28.79          (18.28)          12.50            6.90*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $259,429        $271,485        $228,248        $263,306         $30,166
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    2.05 (d)        2.03            2.03            1.99             .58 (g)*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    (.52)(d)(e)     (.28)           (.22)           (.40)            .05 (g)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      88.96           83.90           44.93           52.73          108.14
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended April 30, 2005, reflect a reduction of less than 0.01%, based on average net assets per class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class B share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                           period
                                                                                                   Jan. 16, 2001+
Per-share                                              Year ended April 30                            to April 30
operating performance                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.39           $9.62          $11.96          $10.69          $10.03
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             (.07)(d)(e)     (.03)           (.02)           (.04)             -- (f)(g)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   1.49            2.80           (2.17)           1.38             .68
------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.42            2.77           (2.19)           1.34             .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                     --              --              -- (f)        (.02)           (.02)
------------------------------------------------------------------------------------------------------------------
From net realized gain on investments        (.19)             --            (.15)           (.05)             --
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.19)             --            (.15)           (.07)           (.02)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $13.62          $12.39           $9.62          $11.96          $10.69
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      11.47           28.79          (18.29)          12.56            6.81*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $30,903         $30,149         $25,611         $30,286          $4,654
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    2.05 (d)        2.03            2.03            1.99             .58 (g)*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    (.52)(d)(e)     (.29)           (.22)           (.39)            .05 (g)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      88.96           83.90           44.93           52.73          108.14
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended April 30, 2005, reflect a reduction of less than 0.01%, based on average net assets per class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class C share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                           period
                                                                                                   Jan. 16, 2001+
Per-share                                              Year ended April 30                            to April 30
operating performance                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.44           $9.64          $11.97          $10.70          $10.03
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             (.04)(d)(e)       -- (f)          -- (f)        (.01)            .01 (g)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   1.50            2.80           (2.16)           1.37             .68
------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.46            2.80           (2.16)           1.36             .69
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                     --              --            (.02)           (.04)           (.02)
------------------------------------------------------------------------------------------------------------------
From net realized gain on investments        (.19)             --            (.15)           (.05)             --
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.19)             --            (.17)           (.09)           (.02)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                -- (f)          --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $13.71          $12.44           $9.64          $11.97          $10.70
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      11.74           29.05          (18.04)          12.79            6.92*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $13,306         $12,513         $10,478         $14,159          $1,641
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.80 (d)        1.78            1.78            1.74             .51 (g)*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    (.28)(d)(e)     (.03)            .03            (.15)            .14 (g)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      88.96           83.90           44.93           52.73          108.14
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended April 30, 2005, reflect a reduction of less than 0.01%, based on average net assets per class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class M share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------
                                                                          For the
                                                                           period
                                                  Year ended       April 1, 2003+
Per-share                                          April 30           to April 30
operating performance                        2005            2004            2003
----------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.50           $9.67           $9.00
----------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------
Net investment income (loss) (a)             (.03)(d)(e)      .03              -- (f)
----------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                          1.54            2.82             .67
----------------------------------------------------------------------------------
Total from investment operations             1.51            2.85             .67
----------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------
From net investment income                   (.01)           (.02)             --
----------------------------------------------------------------------------------
From net realized gain on investments        (.19)             --              --
----------------------------------------------------------------------------------
Total distributions                          (.20)           (.02)             --
----------------------------------------------------------------------------------
Redemption fees                                -- (f)          --              --
----------------------------------------------------------------------------------
Net asset value,
end of period                              $13.81          $12.50           $9.67
----------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      12.06           29.43            7.44*
----------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $345             $15              $1
----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.55 (d)        1.53             .13*
----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    (.18)(d)(e)      .21             .02*
----------------------------------------------------------------------------------
Portfolio turnover (%)                      88.96           83.90           44.93
----------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended April
    30, 2005, reflect a reduction less than 0.01% based on average net assets per class R shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------
                                                                                          For the
                                                                                           period
                                                                                   April 2, 2002+
Per-share                                              Year ended April 30            to April 30
operating performance                        2005            2004            2003            2002
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.55           $9.68          $12.00          $12.34
--------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------
Net investment income (a)                     .06 (d)(e)      .08             .08              -- (f)
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   1.51            2.83           (2.17)           (.34)
--------------------------------------------------------------------------------------------------
Total from investment operations             1.57            2.91           (2.09)           (.34)
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net investment income                   (.03)           (.04)           (.08)             --
--------------------------------------------------------------------------------------------------
From net realized gain on investments        (.19)             --            (.15)             --
--------------------------------------------------------------------------------------------------
Total distributions                          (.22)           (.04)           (.23)             --
--------------------------------------------------------------------------------------------------
Redemption fees                                -- (f)          --              --              --
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $13.90          $12.55           $9.68          $12.00
--------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      12.53           30.06          (17.44)          (2.76)*
--------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $36,322         $24,872         $15,852         $17,236
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.05 (d)        1.03            1.03             .08*
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     .45 (d)(e)      .71             .79              -- (g)*
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      88.96           83.90           44.93           52.73
--------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, expenses of the fund for the period ended April 30, 2005, reflect a reduction less than 0.01% based on average net assets per class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
April 30, 2005

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2005, the value of securities loaned amounted to $33,861,089. The fund received cash collateral of $35,111,205 which is pooled with collateral of other Putnam funds into 17 issuers of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, nontaxable dividends and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2005, the fund reclassified $386,344 to increase undistributed net investment income and $837,383 to decrease paid-in-capital, with an increase to accumulated net realized gains of $451,039.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $109,727,283
Unrealized depreciation            (27,317,262)
                                  ------------
Net unrealized appreciation         82,410,021
Undistributed long term gain        49,576,358
Cost for federal income
tax purposes                      $758,587,879

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $28,586 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended April 30, 2005, the fund paid PFTC $2,333,725 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2005, the fund's expenses were reduced by $278,078 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,326, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $80,021 and $1,769 from the sale of class A and class M shares, respectively, and received $386,828 and $3,106 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2005, Putnam Retail Management, acting as underwriter, received $3,444 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $672,994,526 and $678,574,336, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                       Year ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,513,591      $155,798,070
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       410,863         5,727,445
----------------------------------------------------------------
                                    11,924,454       161,525,515

Shares repurchased                  (9,308,163)     (124,845,609)
----------------------------------------------------------------
Net increase                         2,616,291       $36,679,906
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,428,650      $168,668,721
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        31,227           376,290
----------------------------------------------------------------
                                    14,459,877       169,045,011

Shares repurchased                 (14,608,146)     (173,038,938)
----------------------------------------------------------------
Net decrease                          (148,269)      $(3,993,927)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,063,623       $54,086,695
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       257,231         3,529,207
----------------------------------------------------------------
                                     4,320,854        57,615,902

Shares repurchased                  (7,184,212)      (94,756,339)
----------------------------------------------------------------
Net decrease                        (2,863,358)     $(37,140,437)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,615,851       $87,947,429
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,615,851        87,947,429

Shares repurchased                  (9,430,980)     (110,400,290)
----------------------------------------------------------------
Net decrease                        (1,815,129)     $(22,452,861)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            538,376        $7,144,092
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        28,182           386,652
----------------------------------------------------------------
                                       566,558         7,530,744

Shares repurchased                    (730,796)       (9,648,960)
----------------------------------------------------------------
Net decrease                          (164,238)      $(2,118,216)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,197,084       $13,778,330
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,197,084        13,778,330

Shares repurchased                  (1,426,138)      (16,675,680)
----------------------------------------------------------------
Net decrease                          (229,054)      $(2,897,350)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            337,541        $4,444,879
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        13,327           183,932
----------------------------------------------------------------
                                       350,868         4,628,811

Shares repurchased                    (386,049)       (5,058,257)
----------------------------------------------------------------
Net decrease                           (35,181)        $(429,446)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            498,863        $5,799,906
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       498,863         5,799,906

Shares repurchased                    (580,521)       (6,858,260)
----------------------------------------------------------------
Net decrease                           (81,658)      $(1,058,354)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             26,995          $363,726
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           186             2,582
----------------------------------------------------------------
                                        27,181           366,308

Shares repurchased                      (3,446)          (46,094)
----------------------------------------------------------------
Net increase                            23,735          $320,214
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,139           $14,471
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                 5
----------------------------------------------------------------
                                         1,140            14,476

Shares repurchased                         (11)             (135)
----------------------------------------------------------------
Net increase                             1,129           $14,341
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,243,568       $16,949,603
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        35,727           498,386
----------------------------------------------------------------
                                     1,279,295        17,447,989

Shares repurchased                    (648,862)       (8,714,710)
----------------------------------------------------------------
Net increase                           630,433        $8,733,279
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,335,131       $16,131,689
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,105            61,521
----------------------------------------------------------------
                                     1,340,236        16,193,210

Shares repurchased                    (996,620)      (11,941,287)
----------------------------------------------------------------
Net increase                           343,616        $4,251,923
----------------------------------------------------------------


Note 5
Investment in Putnam Prime Money
Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2005, management fees paid were reduced by $16,320 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $181,449 for the period ended April 30, 2005. During the year ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $331,194,013 and $317,454,637, respectively.


Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $60,417,140 as long term capital gain, for its taxable year ended April 30, 2005.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the trust and of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the trust voting together as a single class, as follows:


                               Votes              Votes
                               For                Withheld
------------------------------------------------------------------------------
Jameson A. Baxter              351,082,065        15,622,118
Charles B. Curtis              351,042,753        15,661,430
Myra R. Drucker                351,151,144        15,553,039
Charles E. Haldeman, Jr.       350,979,606        15,724,577
John A. Hill                   351,040,950        15,663,233
Ronald J. Jackson              351,254,461        15,449,722
Paul L. Joskow                 351,030,830        15,673,353
Elizabeth T. Kennan            350,906,062        15,798,121
John H. Mullin, III            350,923,813        15,780,370
Robert E. Patterson            351,083,286        15,620,897
George Putnam, III             350,862,830        15,841,353
A.J.C. Smith*                  350,695,153        16,009,030
W. Thomas Stephens             351,105,688        15,598,495
Richard B. Worley              351,249,835        15,454,348

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:


                               Votes              Votes
                               For                Against          Abstentions
------------------------------------------------------------------------------
                               21,372,092         1,723,992        8,307,849

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


January 10, 2005 meeting

A proposal to amend the trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated with all funds of the trust voting together as a single class, as follows:

                               Votes              Votes
                               For                Against          Abstentions
------------------------------------------------------------------------------
                               257,778,273        18,341,560       97,931,583

All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended April 30, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, JP Morgan Clearing, Merrill Lynch, and SG Cowen. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended April 30, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan- Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of April 30, 2005, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and
Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. During  2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN075-225026  6/05


Not FDIC Insured    May Lose Value    No Bank Guarantee



[PUTNAM INVESTMENTS LOGO OMITTED]

Putnam Mid Cap Value Fund
Supplement to Annual Report dated 4/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return for periods ended 4/30/05

                                                   NAV

1 year                                            12.53%
5 years                                           81.40
Annual average                                    12.65
Life of fund (since class A inception, 11/1/99)   98.41
Annual average                                    13.26

Share value:                                      NAV

4/30/04                                           $12.55
4/30/05                                           $13.90

---------------------------------------------------------------------------
Distributions:   No.      Income       Capital gains            Total
                  1       $0.032         $0.192                $0.224
---------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (4/2/02) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A short-term trading fee of up to 2% may apply.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
---------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 4/30/05

                                                              Class Y
Expenses paid per $1,000*                                     $5.27
Ending value (after expenses)                                 $1,065.10
---------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05

                                                              Class Y
Expenses paid per $1,000*                                     $5.16
Ending value (after expenses)                                 $1,019.69
---------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                          1.03%
Average annualized expense ratio for Lipper peer group +      1.14%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
_____________________________________________________________________________



Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:


                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
April 30, 2005      $24,982*    $--             $2,750    $--
April 30, 2004      $21,108*    $--             $2,450    $122

* Includes fees of $674 and $258 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30, 2005 and April 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended April 30, 2005 and April 30, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 2,750 and $ 2,572 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
April 30, 2005      $--             $--   $--         $--
April 30, 2004      $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005

Putnam
Capital
Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

[GRAPHIC OMITTED: PIE CRIMPER]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 18 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

* For the 12 months ended April 30, 2005, Putnam Capital Opportunities Fund's class A shares returned 7.97% without sales charges.

* The fund's benchmark, the Russell 2500 Index, gained 8.56%.

* The average return for the fund's Lipper category, Mid-Cap Core Funds, was 8.27%.

* See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund delivered solid returns at net asset value (NAV, or without sales charges) for the 12 months ended April 30, 2005. During the fiscal year, stock selection in the consumer and health-care sectors helped fund performance, as did the management team's emphasis on larger-capitalization stocks from the Russell 2500 universe, which generally delivered strong performance. However, from a relative return standpoint, the fund underperformed its benchmark, the Russell 2500 Index, and, to a lesser extent, its Lipper category average, primarily due to differences in the holdings in the fund's portfolio and those of the index. The index contains many companies that we consider too small, too highly leveraged, or too speculative to meet the investment criteria we have established for the fund's portfolio.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
--------------------------------------------------
Class A
(inception 6/1/98)             NAV            POP
--------------------------------------------------
1 year                        7.97%          2.33%
--------------------------------------------------
5 years                      41.73          34.28
Annual average                7.22           6.07
--------------------------------------------------
Life of fund                 56.94          48.71
Annual average                6.73           5.90
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund's management team strives to find overlooked companies before they gain recognition. The portfolio can own both growth and value stocks without a bias toward either style. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.


Market overview

Overall, U.S. stocks delivered only modest returns in what proved to be a volatile year for the financial markets. In the first half of the period, the backdrop for stocks was generally favorable: the economy continued to expand, job creation was uneven but improving, and corporate profits were generally solid. However, these positive trends were offset by worries over rising interest rates, soaring energy prices, and uncertainty over the outcome of the U.S. election. After rallying in response to favorable economic data in the spring, stocks fell sharply from July to mid-August, responding to a series of interest-rate increases by the Federal Reserve Board (the Fed), the dramatic rise in oil prices, and a series of destabilizing events in Iraq. These concerns weighed on the market, causing choppiness until November, when the resolution of the presidential election and lower energy prices reduced market uncertainty. Stocks advanced strongly in November and December, and for the second consecutive calendar year, major stock market indexes posted gains. For the remainder of the fund's fiscal year, however, stocks struggled, particularly in March and April of 2005, when rising energy prices combined with rising interest rates to keep stock prices mired in a narrow trading range. Oil prices jumped approximately 25% in the first quarter of 2005, which hurt consumer spending and put pressure on corporate profit margins.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2500 Index (stocks of small and midsize companies)              8.56%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 0.40%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  13.92%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.34%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.26%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.82%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               10.31%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors  for the 12 months ended 4/30/05.
-------------------------------------------------------------------------------

Strategy overview

During the period, we continued to adhere to the fund's disciplined strategy of targeting companies with what we believe are sound business models and steadily growing cash flows. In selecting stocks for the portfolio, we carefully assess the underlying value of each company's business. While a company's stock price may fluctuate, this underlying value is crucial in determining its long-term growth potential.

To find stocks whose current market prices we believe to be less than their fundamental worth, we consider factors such as future earnings-growth potential and ability to generate cash over the long term. We also consider the attractiveness of a company compared to other firms in its industry. Once a stock reaches what we believe to be its fair value, we reduce or eliminate the fund's position in that stock and reinvest the proceeds in securities that we believe have greater potential for long-term appreciation.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 10/31/04        as of 4/30/05

Retail                       8.1%                  8.7%

Oil and gas                  6.3%                  6.8%

Software                     6.5%                  6.5%

Real estate                  4.0%                  6.2%

Commercial and
consumer services            3.1%                  4.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund holdings affected performance

Among the holdings that contributed positively to performance during the fund's fiscal year was NVR, Inc., a homebuilding and mortgage banking company. Shares of this stock rose during the period as investors realized that the anticipated downturn in the housing market had not materialized. Although we trimmed the fund's position in NVR to take profits, we continue to have a positive outlook for the company. Even if the housing market weakens, we believe the stock is undervalued and can perform well, due to the company's conservative management practices. In the energy sector, Denbury Resources was a strong performer. The stock of this oil and gas operations company benefited from rising energy prices and increased oil production. Although the stock's upside potential is not as strong after its significant gains in the last 12 months, we are optimistic about the management team's expansion program, and the stock remained in the portfolio at the close of the period.

In the retail portion of the fund's portfolio, Abercrombie & Fitch was a strong performer, exceeding the market's pessimistic expectations for its sales over the last 12 months. In addition, the company's spin-off, Hollister Company, began to show evidence of the growth potential of its stores, which specialize in surfer-style clothing. By the close of the period, we had sold the fund's position in Abercrombie & Fitch because it had reached our price target. Also in the retail sector, crafts-store chain Michael's Stores helped boost fund performance during the period. The company benefited from a number of operational improvements, including a new inventory system, and its earnings exceeded expectations. We trimmed the fund's position in this stock during the period as it approached our price target. Another stock that reached our price target was Carpenter Technology, a specialty metals company. The stock performed well due to a recovery in the company's business volume and favorable sales growth, margin expansion, profitability, and cash flow. By the close of the period, we had sold the position at a handsome profit.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 4/30/05)

 1 Providian Financial Corp. (2.8%)
   Consumer finance

 2 BMC Software, Inc. (2.7%)
   Software

 3 Terex Corp. (2.7%)
   Machinery

 4 Supervalu, Inc. (2.4%)
   Retail

 5 Earthlink, Inc. (2.2%)
   Telecommunications

 6 Autoliv, Inc. (2.2%)
   Sweden
   Trucks and parts

 7 Citrix Systems, Inc. (2.1%)
   Software

 8 Manor Care, Inc. (2.1%)
   Health-care services

 9 Georgia Gulf Corp. (1.8%)
   Chemicals

10 Affiliated Managers Group (1.7%)
   Investment banking/brokerage

Footnote reads:
The fund's holdings will change over time.


Although the fund delivered positive returns for the period, some holdings detracted from performance, including United Online, a provider of consumer Internet subscription services such as community-based networking, personal Web hosting, and premium e-mail services. Despite its weakness during the period, we still believe the company offers attractive long-term potential, and it remained in the portfolio at the close of the fiscal year. The stock of King Pharmaceuticals was also a disappointment during the period, struggling as the company worked down its excess inventory. In the financial sector, R&G Financial and Novastar Financial declined during the period. R&G, a Puerto Rico-chartered financial holding company, announced that it was restating two years worth of earnings. Novastar, a specialty finance company, declined due to competitive pressures. Rising energy prices and tighter household budgets resulted in slower business for Rent-A-Center, which caters to a lower-income customer base. Although the stock detracted from performance during the period, it remained in the portfolio because we believe it continues to offer attractive upside potential.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Regardless of whether the economy strengthens or weakens in the months ahead, we believe the stock market might struggle to advance. Good news for the economy might hurt stocks by giving the Fed reasons to continue raising interest rates, while a slowdown would likely weaken corporate earnings and spur a rebound in investor risk aversion, dampening stock-market returns.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors' long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader of the fund. Tinh Bui, John Ferry, and Gerald Moore are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam U.S. Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Joseph Joseph       2005                                                                                 *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                                                 *
-------------------------------------------------------------------------------------------------------------
Tinh Bui            2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                                     *
-------------------------------------------------------------------------------------------------------------
John Ferry          2005                                       *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Gerald Moore        2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                       *
-------------------------------------------------------------------------------------------------------------

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam International Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Joseph Joseph, Tinh Bui, John Ferry, and Gerald Moore may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                          *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005               *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004               *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005                                       *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004                                                     *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                     *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004                                                     *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.


Performance summary

This section shows your fund's performance during its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                     7.97%      2.33%      7.31%      2.31%      7.25%      6.25%      7.51%      3.72%      7.80%
---------------------------------------------------------------------------------------------------------------------------
5 years                   41.73      34.28      36.59      34.58      36.55      36.55      38.05      33.19      40.09
Annual average             7.22       6.07       6.43       6.12       6.43       6.43       6.66       5.90       6.97
---------------------------------------------------------------------------------------------------------------------------
Life of fund              56.94      48.71      49.34      49.34      49.33      49.33      51.67      46.33      54.44
Annual average             6.73       5.90       5.97       5.97       5.97       5.97       6.20       5.66       6.48
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

-------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
-------------------------------------------------------------------------
                                                      Lipper Mid-Cap
                                                         Core Funds
                                      Russell            category
                                    2500 Index           average*
-------------------------------------------------------------------------
1 year                                 8.56%               8.27%
-------------------------------------------------------------------------
5 years                               32.60               22.83
Annual average                         5.81                3.49
-------------------------------------------------------------------------
Life of fund                          63.13               81.37
Annual average                         7.33                8.39
-------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-year, 5-year, and life-of-fund periods ended 4/30/05, there were 305, 175, and 114 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT ($9,475 after sales charge)

Cumulative total return, 6/1/98 to 4/30/05

                      Putnam
                Capital Opportunities
                Fund's class A shares         Russell 2500
                      at POP                     Index

6/1/98                9,475                     10,000
10/31/98              7,949                      8,545
4/30/99               9,028                      9,872
10/31/99              9,274                     10,084
4/30/00              10,493                     12,302
10/31/00             13,771                     12,430
4/30/01              13,416                     12,239
10/31/01             11,452                     10,918
4/30/02              14,196                     12,896
10/31/02              9,978                      9,921
4/30/03              10,493                     10,702
10/31/03             13,150                     14,056
4/30/04              13,773                     15,027
10/31/04             14,668                     15,791
4/30/05             $14,871                    $16,313

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,934 and $14,933, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $15,167 ($14,633 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $15,444. See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
                 Class A        Class B     Class C     Class M        Class R
-------------------------------------------------------------------------------
Share value:    NAV    POP       NAV         NAV       NAV    POP        NAV
-------------------------------------------------------------------------------
4/30/04        $10.16  $10.72   $9.71       $9.79     $9.85   $10.21    $10.13
-------------------------------------------------------------------------------
4/30/05         10.97   11.58   10.42       10.50     10.59    10.95+    10.92
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on April 1, 2005.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    10.97%      5.11%     10.08%      5.08%     10.10%      9.10%     10.33%      6.49%     10.62%
---------------------------------------------------------------------------------------------------------------------------
5 years                   34.99      27.94      30.17      28.17      30.16      30.16      31.61      26.99      33.35
Annual average             6.18       5.05       5.42       5.09       5.41       5.41       5.65       4.90       5.93
---------------------------------------------------------------------------------------------------------------------------
Life of fund              67.81      59.02      59.66      59.66      59.71      59.71      62.13      56.42      65.05
Annual average             7.86       7.02       7.08       7.08       7.09       7.09       7.32       6.76       7.60
---------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
-------------------------------------------------------------------------
                    Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------
Expenses paid per
$1,000*               $6.09      $9.82      $9.82      $8.58      $7.34
-------------------------------------------------------------------------
Ending value (after
expenses)         $1,013.90  $1,010.70  $1,010.60  $1,011.50  $1,013.00
-------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05.
   The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                   Total
Value of your                              Expenses paid           expenses
investment on 11/1/04 [DIV]  $1,000   X    per $1,000            =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]  $1,000   X  $6.09 (see table above) = $60.90
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
-----------------------------------------------------------------------------

                      Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                 $6.11      $9.84      $9.84      $8.60      $7.35
-----------------------------------------------------------------------------
Ending value (after
expenses)           $1,018.74  $1,015.03  $1,015.03  $1,016.27  $1,017.50
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+            1.22%      1.97%      1.97%      1.72%      1.47%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                   1.41%      2.16%      2.16%      1.91%      1.66%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2005       2004       2003       2002       2001
------------------------------------------------------------------------------
Putnam Capital
Opportunities Fund          71%       135%        91%       120%       221%
------------------------------------------------------------------------------
Lipper Mid-Cap Core
Funds category
average                    104%       104%        98%       143%       111%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       5.42

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of Putnam Capital Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the "fund") at April 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2005


The fund's portfolio
April 30, 2005

Common stocks (98.8%) (a)
Number of shares                                                          Value

Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------
        13,362 Aviall, Inc. (NON)                                      $390,839
         9,034 Engineered Support Systems, Inc.                         319,081
                                                                 --------------
                                                                        709,920

Airlines (0.3%)
-------------------------------------------------------------------------------
       244,700 ExpressJet Holdings, Inc. (NON) (S)                    2,172,936
        30,800 Pinnacle Airlines Corp. (NON) (S)                        318,472
                                                                 --------------
                                                                      2,491,408

Automotive (2.4%)
-------------------------------------------------------------------------------
       218,375 American Axle & Manufacturing
               Holdings, Inc. (S)                                     4,358,765
       191,116 BorgWarner, Inc. (S)                                   8,737,824
       763,698 Tenneco Automotive, Inc. (NON)                         9,798,245
                                                                 --------------
                                                                     22,894,834

Banking (3.7%)
-------------------------------------------------------------------------------
         6,122 Commerce Bancorp, Inc.                                   171,355
         1,275 Community Bancorp (NON)                                   30,626
       251,406 Compass Bancshares, Inc. (S)                          10,815,486
         5,964 Corus Bankshares, Inc. (S)                               291,222
         6,678 Cullen/Frost Bankers, Inc.                               289,291
       165,850 Doral Financial Corp. (Puerto Rico)
               (S)                                                    2,330,193
       266,612 FirstFed Financial Corp. (NON) (S)                    13,498,566
       190,500 Flagstar Bancorp, Inc. (S)                             3,627,120
         1,846 International Bancshares Corp.                            66,364
         5,532 PFF Bancorp, Inc.                                        154,453
       233,946 R&G Financial Corp. Class B (Puerto
               Rico) (S)                                              3,324,373
         2,414 TCF Financial Corp.                                       61,050
         6,003 Texas Regional Bancshares, Inc.                          167,304
        13,030 Westcorp                                                 582,962
                                                                 --------------
                                                                     35,410,365

Beverage (--%)
-------------------------------------------------------------------------------
         2,736 Molson Coors Brewing Co. Class B (S)                     168,948

Biotechnology (0.3%)
-------------------------------------------------------------------------------
         4,411 Amylin Pharmaceuticals, Inc. (NON)
               (S)                                                       74,987
        54,848 Connetics Corp. (NON) (S)                              1,191,847
         5,154 MGI Pharma, Inc. (NON)                                   113,646
         6,176 Neurochem, Inc. (Canada) (NON)                            44,776
        90,636 Telik, Inc. (NON) (S)                                  1,468,303
                                                                 --------------
                                                                      2,893,559

Chemicals (1.9%)
-------------------------------------------------------------------------------
        14,989 Compass Minerals International, Inc.
               (S)                                                     $361,984
       477,985 Georgia Gulf Corp.                                    17,642,426
                                                                 --------------
                                                                     18,004,410

Coal (--%)
-------------------------------------------------------------------------------
         3,461 CONSOL Energy, Inc.                                      149,654

Commercial and Consumer Services (4.7%)
-------------------------------------------------------------------------------
         4,735 4Kids Entertainment, Inc. (NON) (S)                       95,458
       531,462 Administaff, Inc. (S)                                  7,265,086
       512,618 Brink's Co. (The)                                     16,537,057
       249,449 Catalina Marketing Corp.                               5,799,689
         6,525 Consolidated Graphics, Inc. (NON)                        299,498
       719,958 Sabre Holdings Corp. (S)                              14,082,378
        48,397 West Corp. (NON) (S)                                   1,567,579
                                                                 --------------
                                                                     45,646,745

Communications Equipment (1.2%)
-------------------------------------------------------------------------------
       625,800 Aspect Communications Corp. (NON)                      5,325,558
       307,939 Inter-Tel, Inc. (S)                                    5,863,159
                                                                 --------------
                                                                     11,188,717

Computers (2.4%)
-------------------------------------------------------------------------------
     2,370,096 Brocade Communications Systems, Inc.
               (NON)                                                 10,333,619
       470,465 Checkpoint Systems, Inc. (NON)                         7,447,461
        13,100 Emulex Corp. (NON)                                       203,443
         5,354 Logitech International SA ADR
               (Switzerland) (NON)                                      310,264
         2,210 Micros Systems, Inc. (NON)                                87,627
       277,386 Netgear, Inc. (NON) (S)                                4,474,236
         7,400 Perot Systems Corp. Class A (NON)                         93,462
                                                                 --------------
                                                                     22,950,112

Conglomerates (--%)
-------------------------------------------------------------------------------
        15,980 Crane Co. (Australia) (S)                                409,088

Consumer Finance (4.0%)
-------------------------------------------------------------------------------
       152,400 Accredited Home Lenders Holding Co.
               (NON) (S)                                              6,054,852
       186,600 CompuCredit Corp. (NON) (S)                            4,943,034
         1,300 First Marblehead Corp. (The) (NON)                        50,089
     1,633,720 Providian Financial Corp. (NON)                       27,234,112
                                                                 --------------
                                                                     38,282,087

Consumer Goods (1.9%)
-------------------------------------------------------------------------------
       106,332 Blyth Industries, Inc.                                 2,914,560
         4,873 Scotts Co. (The) Class A (NON)                           352,805
       546,052 Yankee Candle Co., Inc. (The)                         15,174,785
                                                                 --------------
                                                                     18,442,150

Consumer Services (0.3%)
-------------------------------------------------------------------------------
       185,820 Labor Ready, Inc. (NON)                                3,101,336

Containers (--%)
-------------------------------------------------------------------------------
         4,046 Ball Corp.                                               159,817

Electric Utilities (2.7%)
-------------------------------------------------------------------------------
       143,272 Alliant Energy Corp.                                   3,773,784
        98,406 Black Hills Corp.                                      3,373,358
       770,359 CMS Energy Corp. (NON) (S)                             9,953,038
         3,747 NSTAR                                                    202,863
         1,656 Pinnacle West Capital Corp. (S)                           69,386
       405,554 Puget Energy, Inc. (S)                                 8,695,078
         6,810 Westar Energy, Inc.                                      155,949
                                                                 --------------
                                                                     26,223,456

Electrical Equipment (--%)
-------------------------------------------------------------------------------
         5,507 Woodward Governor Co.                                    388,574

Electronics (2.4%)
-------------------------------------------------------------------------------
        22,688 ATI Technologies, Inc. (Canada)
               (NON) (S)                                                335,782
       664,600 Integrated Device Technology, Inc.
               (NON)                                                  7,111,220
        18,790 Omnivision Technologies, Inc. (NON)
               (S)                                                      263,060
       550,700 Storage Technology Corp. (NON) (S)                    15,309,460
                                                                 --------------
                                                                     23,019,522

Energy (--%)
-------------------------------------------------------------------------------
        72,245 Parker Drilling Co. (NON)                                385,788

Engineering & Construction (1.3%)
-------------------------------------------------------------------------------
       167,391 Eagle Materials, Inc. (S)                             12,596,173
         6,962 EMCOR Group, Inc. (NON)                                  311,062
         6,263 Granite Construction, Inc.                               141,419
                                                                 --------------
                                                                     13,048,654

Financial (2.1%)
-------------------------------------------------------------------------------
        89,600 New Century Financial Corp. (R)                        4,072,320
         1,637 PMI Group, Inc. (The) (S)                                 57,557
       250,463 Radian Group, Inc.                                    11,128,071
        24,797 Student Loan Corp. (S)                                 4,804,419
                                                                 --------------
                                                                     20,062,367

Forest Products and Packaging (1.6%)
-------------------------------------------------------------------------------
       204,878 Albany International Corp.                             6,424,974
        43,998 Grief, Inc. Class A (S)                                3,052,141
       226,052 Louisiana-Pacific Corp.                                5,560,879
                                                                 --------------
                                                                     15,037,994

Health Care Services (4.0%)
-------------------------------------------------------------------------------
         7,490 Amedisys, Inc. (NON) (S)                                 224,775
       218,883 Cerner Corp. (NON) (S)                                12,708,347
         3,584 Coventry Health Care, Inc. (NON)                         245,253
         4,134 DaVita, Inc. (NON)                                       166,600
       115,757 Genesis HealthCare Corp. (NON) (S)                     4,618,704
       605,296 Manor Care, Inc. (S)                                  20,186,622
        16,828 Steris Corp. (NON)                                       398,487
                                                                 --------------
                                                                     38,548,788

Homebuilding (1.7%)
-------------------------------------------------------------------------------
        22,646 NVR, Inc. (NON)                                       16,267,754

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
        96,643 Whirlpool Corp. (S)                                    5,997,665

Insurance (4.1%)
-------------------------------------------------------------------------------
       114,104 American Equity Investment Life
               Holding Co.                                            1,362,402
         5,728 American Financial Group, Inc.                           178,084
       239,886 AmerUs Group Co. (S)                                  11,277,041
        65,500 Delphi Financial Group Class A                         2,719,560
         3,561 Everest Re Group, Ltd. (Barbados)                        292,714
       153,879 IPC Holdings, Ltd. (Bermuda)                           5,790,467
         4,014 Mercury General Corp. (S)                                212,180
         3,277 Ohio Casualty Corp. (NON)                                 76,846
         2,350 Selective Insurance Group (S)                            103,753
        47,208 Stancorp Financial Group                               3,612,356
       361,750 W.R. Berkley Corp.                                    11,756,875
        42,032 Zenith National Insurance Corp.                        2,417,260
                                                                 --------------
                                                                     39,799,538

Investment Banking/Brokerage (3.1%)
-------------------------------------------------------------------------------
       269,334 Affiliated Managers Group (NON) (S)                   16,841,455
       298,800 American Capital Strategies, Ltd.
               (S)                                                    9,555,624
         6,826 Eaton Vance Corp. (S)                                    159,933
        88,800 IndyMac Bancorp, Inc.                                  3,417,024
         2,340 Nuveen Investments, Inc. Class A                          79,537
         2,181 Raymond James Financial, Inc.                             58,822
                                                                 --------------
                                                                     30,112,395

Leisure (1.4%)
-------------------------------------------------------------------------------
         6,148 Artic Cat, Inc. (S)                                      145,585
         2,634 Polaris Industries, Inc.                                 151,613
       451,800 Winnebago Industries, Inc. (S)                        13,165,452
                                                                 --------------
                                                                     13,462,650

Lodging/Tourism (--%)
-------------------------------------------------------------------------------
         4,138 Host Marriott Corp. (R) (S)                               69,601

Machinery (2.7%)
-------------------------------------------------------------------------------
       689,088 Terex Corp. (NON) (S)                                 25,758,109

Manufacturing (1.0%)
-------------------------------------------------------------------------------
       324,766 Flowserve Corp. (NON) (S)                              9,015,504
         7,819 Griffon Corp. (NON)                                      150,047
         4,390 Hillenbrand Industries, Inc. (S)                         242,416
         3,287 Mettler-Toledo International, Inc.
               (Switzerland) (NON)                                      150,709
                                                                 --------------
                                                                      9,558,676

Medical Technology (3.4%)
-------------------------------------------------------------------------------
       348,791 American Medical Systems Holdings,
               Inc. (NON)                                             6,089,891
         5,550 Bausch & Lomb, Inc. (S)                                  416,250
       334,172 Charles River Laboratories
               International, Inc. (NON) (S)                         15,829,728
         8,271 DJ Orthopedics, Inc. (NON)                               208,016
       107,580 Epix Pharmaceuticals, Inc. (NON) (S)                     728,317
         3,820 Haemonetics Corp. (NON) (S)                              163,381
       153,183 Respironics, Inc. (NON)                                9,679,634
                                                                 --------------
                                                                     33,115,217

Metal Fabricators (0.1%)
-------------------------------------------------------------------------------
        26,669 Mueller Industries, Inc.                                 690,727

Metals (1.6%)
-------------------------------------------------------------------------------
     1,396,502 AK Steel Holding Corp. (NON)                          10,124,640
        10,735 Metal Management, Inc.                                   216,525
       169,354 NS Group, Inc. (NON)                                   4,870,621
         4,900 Schnitzer Steel Industries, Inc.                         120,687
         4,971 Steel Dynamics, Inc.                                     135,112
                                                                 --------------
                                                                     15,467,585

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------
        67,538 Energen Corp. (S)                                      4,183,979
         2,500 MDU Resources Group, Inc.                                 67,575
         6,970 National Fuel Gas Co.                                    189,793
         1,943 UGI Corp.                                                 97,597
       155,045 WGL Holdings, Inc. (S)                                 4,699,414
                                                                 --------------
                                                                      9,238,358

Oil & Gas (6.8%)
-------------------------------------------------------------------------------
       520,267 Cabot Oil & Gas Corp. Class A                         15,316,660
       466,357 Denbury Resources, Inc. (NON) (S)                     14,802,171
       272,900 Giant Industries, Inc. (NON) (S)                       7,125,419
       796,100 Meridian Resource Corp. (NON)                          3,216,244
       109,568 Noble Energy, Inc. (S)                                 7,025,500
         4,643 Plains Exploration & Production Co.
               (NON)                                                    149,412
         8,990 Remington Oil & Gas Corp. (NON) (S)                      262,238
       203,401 Swift Energy Co. (NON)                                 5,355,548
         4,285 Universal Compression Holdings, Inc.
               (NON)                                                    150,404
       431,182 Vintage Petroleum, Inc.                               12,456,848
                                                                 --------------
                                                                     65,860,444

Pharmaceuticals (--%)
-------------------------------------------------------------------------------
         7,276 Endo Pharmaceuticals Holdings, Inc.
               (NON) (S)                                                144,429
        26,500 King Pharmaceuticals, Inc. (NON)                         212,000
         5,973 Salix Pharmaceuticals, Ltd. (NON)                         85,414
                                                                 --------------
                                                                        441,843

Publishing (0.7%)
-------------------------------------------------------------------------------
       356,384 Marvel Enterprises, Inc. (NON) (S)                     6,985,126

Railroads (--%)
-------------------------------------------------------------------------------
         3,319 GATX Corp. (S)                                           108,598

Real Estate (6.2%)
-------------------------------------------------------------------------------
         2,162 Apartment Investment & Management
               Co. Class A (R)                                           82,415
       342,055 Capital Automotive (R) (S)                            11,623,029
        82,749 CBL & Associates Properties (R) (S)                    6,402,290
         9,307 General Growth Properties, Inc. (R)                      363,997
         8,406 Innkeepers USA Trust (R)                                 111,548
        16,647 Lexington Corporate Properties Trust
               (R) (S)                                                  382,548
       134,600 Mills Corp. (R) (S)                                    7,691,044
       277,491 National Health Investors, Inc. (R)                    7,270,264
        42,903 Novastar Financial, Inc. (R) (S)                       1,531,637
       117,202 RAIT Investment Trust (R) (S)                          3,179,690
       253,102 Redwood Trust, Inc. (R) (S)                           12,685,472
         3,762 Saul Centers, Inc. (R) (S)                               126,027
       453,600 Senior Housing Properties Trust (R)
               (S)                                                    7,847,280
         2,482 SL Green Realty Corp. (R) (S)                            151,402
         4,156 Tanger Factory Outlet Centers (R)                         96,253
         2,700 Taubman Centers, Inc. (R) (S)                             79,920
         5,879 Ventas, Inc. (R)                                         158,615
         1,318 Weingarten Realty Investors (R)                           47,461
                                                                 --------------
                                                                     59,830,892

Restaurants (--%)
-------------------------------------------------------------------------------
         7,652 CEC Entertainment, Inc. (NON)                            277,002

Retail (8.7%)
-------------------------------------------------------------------------------
         4,670 BJ's Wholesale Club, Inc. (NON) (S)                      124,456
       225,797 Borders Group, Inc. (S)                                5,462,029
         3,948 Buckle, Inc. (The)                                       135,811
         9,227 Cato Corp. (The) Class A (S)                             237,134
        13,878 Claire's Stores, Inc.                                    302,818
         8,000 Jo-Ann Stores, Inc. (NON)                                202,400
       289,238 Michaels Stores, Inc.                                  9,602,702
       359,132 Movie Gallery, Inc. (S)                                9,707,338
        66,897 Nash Finch Co. (S)                                     2,366,147
         7,221 NBTY, Inc. (NON)                                         153,952
        11,461 Nu Skin Enterprises, Inc. Class A                        252,142
       313,105 Payless ShoeSource, Inc. (NON)                         4,277,014
       620,682 Rent-A-Center, Inc. (NON) (S)                         14,921,195
       100,369 ShopKo Stores, Inc. (NON)                              2,404,841
       746,324 Supervalu, Inc. (S)                                   23,553,985
       142,198 Timberland Co. (The) Class A (NON)                     9,818,772
         8,062 Zale Corp. (NON) (S)                                     217,916
                                                                 --------------
                                                                     83,740,652

Schools (0.4%)
-------------------------------------------------------------------------------
       129,873 Education Management Corp. (NON)                       3,636,444

Semiconductor (--%)
-------------------------------------------------------------------------------
         7,089 Lam Research Corp. (NON)                                 181,833
         5,167 Sigmatel, Inc. (NON)                                     135,324
                                                                 --------------
                                                                        317,157

Shipping (0.1%)
-------------------------------------------------------------------------------
         6,542 Ryder System, Inc.                                       241,596
        13,223 Wabash National Corp. (S)                                337,187
                                                                 --------------
                                                                        578,783

Software (6.5%)
-------------------------------------------------------------------------------
        10,020 ANSYS, Inc. (NON)                                        305,009
        19,951 BEA Systems, Inc. (NON) (S)                              137,662
     1,630,931 BMC Software, Inc. (NON) (SEG)                        26,421,082
       910,690 Citrix Systems, Inc. (NON) (S)                        20,490,525
       214,089 Hyperion Solutions Corp. (NON) (S)                     8,707,000
       323,389 McAfee, Inc. (NON)                                     6,762,064
         3,689 MicroStrategy, Inc. (NON)                                160,582
         2,857 Websense, Inc. (NON)                                     151,564
                                                                 --------------
                                                                     63,135,488

Technology Services (2.3%)
-------------------------------------------------------------------------------
       433,770 Acxiom Corp.                                           8,241,630
         3,568 Equifax, Inc.                                            120,063
       118,100 Transaction Systems Architects, Inc.
               (NON)                                                  2,448,213
     1,287,355 United Online, Inc. (NON) (S)                         11,315,850
                                                                 --------------
                                                                     22,125,756

Telecommunications (3.8%)
-------------------------------------------------------------------------------
        47,254 Commonwealth Telephone Enterprises,
               Inc. (NON) (S)                                         2,195,421
     2,344,330 Earthlink, Inc. (NON)                                 21,520,943
     1,164,820 Premiere Global Services, Inc. (NON)                  12,580,056
        14,000 Ubiquitel, Inc. (NON)                                    101,220
                                                                 --------------
                                                                     36,397,640

Textiles (1.6%)
-------------------------------------------------------------------------------
         3,157 Columbia Sportswear Co. (NON) (S)                        135,751
         4,838 Liz Claiborne, Inc.                                      171,410
       336,307 Tommy Hilfiger Corp. (Hong Kong)
               (NON)                                                  3,679,199
       583,317 Wolverine World Wide, Inc.                            11,835,502
                                                                 --------------
                                                                     15,821,862

Tire & Rubber (0.7%)
-------------------------------------------------------------------------------
       394,417 Cooper Tire & Rubber (S)                               6,882,577

Toys (0.8%)
-------------------------------------------------------------------------------
       409,420 Hasbro, Inc.                                           7,746,226

Trucks & Parts (2.2%)
-------------------------------------------------------------------------------
       471,848 Autoliv, Inc. (Sweden)                                20,879,274

Waste Management (--%)
-------------------------------------------------------------------------------
         3,824 URS Corp. (NON) (S)                                      117,588
                                                                 --------------
               Total Common stocks
               (cost $894,587,640)                                 $954,039,920

Short-term investments (16.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $152,800,034 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.80% to 3.15% and due dates ranging
               from May 2, 2005 to June 24, 2005
               (d)                                                 $152,746,190
     3,199,805 Putnam Prime Money Market Fund (e)                     3,199,805
                                                                 --------------
               Total Short-term investments
               (cost $155,945,995)                                 $155,945,995
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,050,533,635)                             $1,109,985,915
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $965,972,766.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2005.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at April 30, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.


Futures contracts outstanding at April 30, 2005

                                                                                   Unrealized
                                   Number of                        Expiration     appreciation/
                                   contracts       Value               date       (depreciation)
-----------------------------------------------------------------------------------------------
Russell 2000 Index Mini (Long)        75        $4,356,750            Jun-05          $(40,008)
S&P 500 Index (Long)                  16         4,634,000            Jun-05             4,714
-----------------------------------------------------------------------------------------------
                                                                                      $(35,294)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $149,436,749 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,047,333,830)          $1,106,786,110
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $3,199,805) (Note 5)            3,199,805
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,125,153
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                574,597
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,241,525
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              100,840
-------------------------------------------------------------------------------
Total assets                                                    1,123,028,030

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      372,815
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,586,765
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,505,245
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            278,611
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 62,384
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,433
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                307,758
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                152,746,190
-------------------------------------------------------------------------------
Other accrued expenses                                                192,063
-------------------------------------------------------------------------------
Total liabilities                                                 157,055,264
-------------------------------------------------------------------------------
Net assets                                                       $965,972,766

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $842,033,765
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,417,188
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                     61,104,827
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         59,416,986
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $965,972,766

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($378,941,501 divided by 34,530,739 shares)                            $10.97
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.97)*                $11.58
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($218,326,680 divided by 20,961,949 shares)**                          $10.42
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($29,853,542 divided by 2,843,303 shares)**                            $10.50
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,802,355 divided by 1,492,576 shares)                              $10.59
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.59)*                $10.95
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($456,957 divided by 41,860 shares)                      $10.92
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($322,591,731 divided by 29,011,411 shares)              $11.12
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended April 30, 2005

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $27,821)                         $16,208,267
-------------------------------------------------------------------------------
Interest (including interest income of $237,277 from
investments in affiliated issuers) (Note 5)                           265,165
-------------------------------------------------------------------------------
Securities lending                                                    745,065
-------------------------------------------------------------------------------
Other income (Note 6)                                                 298,373
-------------------------------------------------------------------------------
Total investment income                                            17,516,870

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,177,324
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,147,673
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               312,511
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             42,302
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       45,685
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 989,405
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,522,412
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 338,519
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 131,997
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     784
-------------------------------------------------------------------------------
Other                                                                 401,157
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    35,667
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (35,667)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (17,675)
-------------------------------------------------------------------------------
Total expenses                                                     14,092,094
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (482,107)
-------------------------------------------------------------------------------
Net expenses                                                       13,609,987
-------------------------------------------------------------------------------
Net investment income                                               3,906,883
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  115,360,578
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (792,039)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                34
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                         10
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the year                                         (36,529,950)
-------------------------------------------------------------------------------
Net gain on investments                                            78,038,633
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $81,945,516
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended April 30
Increase (decrease) in net assets                       2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                      $3,906,883        $(858,401)
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            114,568,573      167,752,299
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (36,529,940)     123,299,108
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        81,945,516      290,193,006
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               6,633               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (164,160,760)    (176,151,746)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (82,208,611)     114,041,260

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,048,181,377      934,140,117
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $3,417,188 and $18,057,
respectively)                                   $965,972,766   $1,048,181,377
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------
Per-share                                                                   Year ended April 30
operating performance                              2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $10.16           $7.74          $10.67          $10.18           $9.38
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                    .06 (d)(f)      .01              -- (e)        (.03)           (.04)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               .75            2.41           (2.78)            .62            2.64
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .81            2.42           (2.78)            .59            2.60
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              -- (e)          --              --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                  --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $10.97          $10.16           $7.74          $10.67          $10.18
------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             7.97           31.27          (26.09)           5.82           27.85
------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $378,942        $397,300        $378,331        $375,990        $167,930
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.23 (d)        1.19            1.17            1.10            1.17
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                           .51 (d)(f)      .10            (.01)           (.31)           (.40)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            70.94          134.62           90.52          119.64          220.96
------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class A shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------
Per-share                                                                   Year ended April 30
operating performance                              2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.71           $7.46          $10.37           $9.96           $9.28
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                            (.02) (d)(f)    (.06)           (.06)           (.10)           (.12)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               .73            2.31           (2.70)            .61            2.60
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .71            2.25           (2.76)            .51            2.48
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              --  (e)         --              --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                  --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $10.42           $9.71           $7.46          $10.37           $9.96
------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             7.31           30.16          (26.65)           5.14           26.80
------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $218,327        $271,803        $272,147        $360,549        $165,011
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.98 (d)        1.94            1.92            1.85            1.92
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                          (.23) (d)(f)    (.64)           (.79)          (1.06)          (1.14)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            70.94          134.62           90.52          119.64          220.96
------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------
Per-share                                                                   Year ended April 30
operating performance                              2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.79           $7.52          $10.45          $10.04           $9.34
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                            (.02) (d)(f)    (.06)           (.06)           (.10)           (.11)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          .73            2.33           (2.72)            .61            2.61
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .71            2.27           (2.78)            .51            2.50
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              -- (e)          --              --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                  --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $10.50           $9.79           $7.52          $10.45          $10.04
------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             7.25           30.19          (26.64)           5.10           26.84
------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $29,854         $35,584         $34,709         $35,600         $11,315
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.98 (d)        1.94            1.92            1.85            1.92
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                          (.23) (d)(f)    (.65)           (.76)          (1.05)          (1.11)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            70.94          134.62           90.52          119.64          220.96
------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class C shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------
Per-share                                                                   Year ended April 30
operating performance                              2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.85           $7.55          $10.46          $10.02           $9.32
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                     -- (d)(e)(f)  (.04)           (.06)           (.08)           (.09)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               .74            2.34           (2.70)            .62            2.59
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .74            2.30           (2.76)            .54            2.50
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              -- (e)          --              --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                  --              --            (.15)           (.10)          (1.80)
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $10.59           $9.85           $7.55          $10.46          $10.02
------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             7.51           30.46          (26.42)           5.41           26.90
------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $15,802         $18,501         $15,789         $22,563         $12,368
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.73 (d)        1.69            1.67            1.60            1.67
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                           .02 (d)(f)     (.40)           (.54)           (.81)           (.88)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            70.94          134.62           90.52          119.64          220.96
------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class M shares (Notes 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------
                                                                                                     For the period
                                                                                                    January 21, 2003+
Per-share                                                                  Year ended April 30         to April 30
operating performance                                                      2005            2004            2003
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                      $10.13           $7.74           $7.67
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                            .02 (d)(f)     (.02)           (.01)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
on investments                                                              .77            2.41             .08
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                       .79            2.39             .07
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                                              -- (e)          --              --
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                            $10.92          $10.13           $7.74
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                     7.80           30.88             .91*
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                             $457             $51              $1
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                  1.48 (d)        1.44             .39*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                   .16 (d)(f)     (.18)           (.07)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    70.94          134.62           90.52
---------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.09% of average net assets for class R shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          October 2, 2000+
Per-share                                                       Year ended April 30                         to April 30
operating performance                           2005            2004            2003            2002            2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                           $10.26           $7.81          $10.73          $10.20          $12.42
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                 .08 (d)(f)      .03             .02            (.01)             -- (e)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                            .78            2.42           (2.79)            .64            (.42)
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            .86            2.45           (2.77)            .63            (.42)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From return of capital                            --              --              -- (e)          --              --
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    --              --            (.15)           (.10)          (1.80)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                               --              --            (.15)           (.10)          (1.80)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                 $11.12          $10.26           $7.81          $10.73          $10.20
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          8.38           31.37          (25.85)           6.20           (3.25)*
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $322,592        $324,942        $233,163        $238,866         $43,371
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        .98 (d)         .94             .92             .85             .53*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                        .76 (d)(f)      .31             .24            (.05)           (.05)*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         70.94          134.62           90.52          119.64          220.96
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class Y shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in
Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies, other Putnam funds and products and certain college savings plan.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2005, the value of securities loaned amounted to $149,436,749. The fund received cash collateral of $152,746,190 which is pooled with collateral of other Putnam funds into 17 issuers of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and unrealized and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2005, the fund reclassified $507,752 to decrease undistributed net investment income with an increase to accumulated net realized gains of $507,752.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $129,001,446
Unrealized depreciation            (69,677,312)
                                  ------------
Net unrealized appreciation         59,324,134
Undistributed ordinary income        3,316,912
Undistributed long term gain        61,297,957
Cost for federal income
tax purposes                    $1,050,661,781

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2006, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $35,667 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended April 30, 2005, the fund paid PFTC $3,460,184 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2005, the fund's expenses were reduced by $482,107 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,159, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $49,692 and $2,567 from the sale of class A and class M shares, respectively, and received $414,114 and $1,477 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2005, Putnam Retail Management, acting as underwriter, received $10,652 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $727,230,242 and $897,488,937, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,666,781      $117,443,273
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    10,666,781       117,443,273

Shares repurchased                 (15,256,362)     (166,311,728)
----------------------------------------------------------------
Net decrease                        (4,589,581)     $(48,868,455)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,286,714      $191,331,298
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    20,286,714       191,331,298

Shares repurchased                 (30,027,303)     (286,461,128)
----------------------------------------------------------------
Net decrease                        (9,740,589)     $(95,129,830)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,440,291       $25,818,743
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,440,291        25,818,743

Shares repurchased                  (9,467,136)      (98,103,841)
----------------------------------------------------------------
Net decrease                        (7,026,845)     $(72,285,098)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,490,612       $58,813,853
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,490,612        58,813,853

Shares repurchased                 (14,979,025)     (139,351,235)
----------------------------------------------------------------
Net decrease                        (8,488,413)     $(80,537,382)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            480,087        $5,077,542
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       480,087         5,077,542

Shares repurchased                  (1,271,651)      (13,338,944)
----------------------------------------------------------------
Net decrease                          (791,564)      $(8,261,402)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,213,339       $11,013,381
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,213,339        11,013,381

Shares repurchased                  (2,192,898)      (20,602,581)
----------------------------------------------------------------
Net decrease                          (979,559)      $(9,589,200)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            278,843        $2,940,568
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       278,843         2,940,568

Shares repurchased                    (665,007)       (6,923,299)
----------------------------------------------------------------
Net decrease                          (386,164)      $(3,982,731)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,078,015        $9,600,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,078,015         9,600,000

Shares repurchased                  (1,291,400)      (12,179,614)
----------------------------------------------------------------
Net decrease                          (213,385)      $(2,579,614)
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             39,910          $454,308
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        39,910           454,308

Shares repurchased                      (3,086)          (33,774)
----------------------------------------------------------------
Net increase                            36,824          $420,534
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              5,043           $42,596
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         5,043            42,596

Shares repurchased                        (139)           (1,376)
----------------------------------------------------------------
Net increase                             4,904           $41,220
----------------------------------------------------------------

                                       Year ended April 30, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,805,019      $132,021,379
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    11,805,019       132,021,379

Shares repurchased                 (14,450,233)     (163,204,987)
----------------------------------------------------------------
Net decrease                        (2,645,214)     $(31,183,608)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,811,242      $162,069,027
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    16,811,242       162,069,027

Shares repurchased                 (15,019,077)     (150,425,967)
----------------------------------------------------------------
Net increase                         1,792,165       $11,643,060
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2005, management fees paid were reduced by $17,675 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $237,277 for the period ended April 30, 2005. During the year ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $229,933,649 and $226,733,844, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Manage ment will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $61,297,957 as long term capital gain, for its taxable year ended April 30, 2005.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2005, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the Trust and of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of Trust voting together as a single class, as follows:

                                      Votes              Votes
                                       For              Withheld
----------------------------------------------------------------
Jameson A. Baxter                  351,082,065        15,622,118
Charles B. Curtis                  351,042,753        15,661,430
Myra R. Drucker                    351,151,144        15,553,039
Charles E. Haldeman, Jr.           350,979,606        15,724,577
John A. Hill                       351,040,950        15,663,233
Ronald J. Jackson                  351,254,461        15,449,722
Paul L. Joskow                     351,030,830        15,673,353
Elizabeth T. Kennan                350,906,062        15,798,121
John H. Mullin, III                350,923,813        15,780,370
Robert E. Patterson                351,083,286        15,620,897
George Putnam, III                 350,862,830        15,841,353
A.J.C. Smith*                      350,695,153        16,009,030
W. Thomas Stephens                 351,105,688        15,598,495
Richard B. Worley                  351,249,835        15,454,348

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     51,759,886       1,903,606        9,812,478

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted borrowings are not prohibited was approved as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                     50,522,129       2,408,746       10,545,095

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated, with all funds of the Trust voting together as a single class, as follows:

                        Votes           Votes
                         For           Against       Abstentions
----------------------------------------------------------------
                    257,778,273      18,341,560       97,931,582

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended April 30, 2005. The other Putnam mutual funds in this group are Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, JP Morgan Clearing, Merrill Lynch, and SG Cowen. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended April 30, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2005, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000,
Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN068-225013  6/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



[PUTNAM INVESTMENTS LOGO OMITTED]

Putnam Capital Opportunities Fund
------------------------------------------------------------------------------
Supplement to Annual Report dated 4/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
------------------------------------------------------------------------------

Total return for periods ended 4/30/05

                                                         NAV

1 year                                                 8.38%
5 years                                                43.64
Annual average                                          7.51
Life of fund (since class A inception, 6/1/98)         59.05
Annual average                                          6.94

Share value:                                             NAV

4/30/04                                               $10.26
4/30/05                                               $11.12

------------------------------------------------------------------------------
Distributions:      No.         Income              Capital gains       Total
                     0          --                  --                  --
------------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (10/2/00) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Please see page 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 4/30/05

                                                            Class Y
Expenses paid per $1,000*                                   $4.85
Ending value (after expenses)                               $1,015.50
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05

                                                            Class Y
Expenses paid per $1,000*                                   $4.86
Ending value (after expenses)                               $1,019.98
------------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                        0.97%
Average annualized expense ratio for Lipper peer group +    1.16%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
------------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
April 30, 2005      $66,941*    $--             $3,622    $-
April 30, 2004      $49,479*    $--             $3,166    $219

* Includes fees of $517 and $427 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30, 2005 and April 30, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended April 30, 2005 and April 30, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 187,326 and $ 144,215 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
April 30, 2005      $--             $--   $--         $--
April 30, 2004      $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005